                        FORTIS BENEFITS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                J. Kerry Clayton
                                Robert B. Pollock
                                 Alan W. Feagin
                               Michael J. Peninger
                               Lesley G. Silvester
                               Ranell M. Jacobson


DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Marianne O'Doherty, Christopher M. Grinnell, Richard J. Wirth, W. Michael Stobart, Jerry K. Scheinfeldt, Ellen Conlin, Shane E. Daly, John F. Kennedy and Sarah M. Patterson to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for Fortis Benefits Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable life and annuity products reinsured with Hartford Life and Annuity Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ J. Kerry Clayton                                          Dated as of August 16, 2004
--------------------------------------------
J. Kerry Clayton


/s/ Robert B. Pollock                                         Dated as of August 16, 2004
--------------------------------------------
Robert B. Pollock


/s/ Alan W. Feagin                                            Dated as of August 16, 2004
--------------------------------------------
Alan W. Feagin


/s/ Michael J. Peninger                                       Dated as of August 16, 2004
--------------------------------------------
Michael J. Peninger


/s/ Lesley G. Silvester                                       Dated as of August 16, 2004
--------------------------------------------
Lesley G. Silvester


/s/ Ranell M. Jacobson                                        Dated as of August 16, 2004
--------------------------------------------
Ranell M. Jacobson